                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                August 14, 2002




                                  SAFEWAY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                       1-00041                94-3019135
  -------------------------------       ----------------     ------------------
  (State or other jurisdiction of       (Commission File        (IRS Employer
          Incorporation)                    Number)          Identification No.)



  5918 Stoneridge Mall Road                                94588-3229
  Pleasanton, California                                   ----------
  --------------------------------                         (Zip Code)
  (Address of principal executive
            offices)



      Registrant's telephone number, including area code: (925) 467-3000

                                   N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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Item 9.         Regulation FD Disclosure

        On August 14, 2002, each of the Principal Executive Officer, Steven A. Burd, and Principal Financial Officer, Vasant M. Prabhu, of Safeway Inc. submitted to the Securities and Exchange Commission ("SEC") a written sworn statement pursuant to SEC Order No. 4-460 Requiring the Filing of Sworn Statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Attached as Exhibits 99.1 and 99.2 are copies of each of these statements.

        The forgoing information, including the exhibits, is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.





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                              SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SAFEWAY INC.


Date:   August 14, 2002                 By:  /s/ Robert A. Gordon
                                            -------------------------
                                        Name:   Robert A. Gordon
                                        Title:  Senior Vice President and
                                        General Counsel










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